Eaton Vance
                        Tax-Managed Dividend Income Fund

                            Supplement to Prospectus
                               dated July 16, 2003



The following replaces the first sentence under "Tax Information":

     The Fund intends to pay dividends monthly and to distribute any net realized capital gains at least annually.




August 20, 2003                                                          TMDIFPS